UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007 (May 22, 2007)
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
2007 Stock Incentive Plan
Form of Incentive Stock Option Agreement
Form of Non-Qualified Stock Option Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2007, at the 2007 Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the “Company”), the Company’s stockholders approved the 2007 Stock Incentive Plan (“2007 Plan”). Awards under the 2007 Plan may be made to the Company’s employees, directors, consultants and other persons designated by the Compensation Committee of the Board of Directors, including awards to the Company’s named executive officers. The 2007 Plan is filed herewith as Exhibit 10.1 and is incorporated by reference herein.
The forms of the Company’s Incentive Stock Option Agreement and its Non-Qualified Stock Option Agreement in connection with the 2007 Plan is filed herewith as Exhibit 10.2 and Exhibit 10.3 respectively and is incorporated by reference herein.
Item 8.01 Other Events.
The Company is announcing the following results from its 2007 Annual Meeting of Stockholders held on May 22, 2007. At the meeting, the following directors were elected to staggered three-year terms or until their successors have been duly elected and qualified: Sigmound Balaban, Roy G. Cohee, Richard Dole and Stephen H. Hollis. The 2007 Stock Incentive Plan was also approved by the stockholders of the Company.
The proposal to amend the Company’s Articles of Incorporation to authorize 10,000,000 shares of preferred stock was not voted upon. The Company had not obtained a sufficient amount of votes to approve this matter and therefore adjourned the Annual Meeting until June 12, 2007 in order to solicit additional votes. The meeting will reconvene June 12, 2007 at 1:00 p.m. at the Company’s offices.
No other matters were discussed.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Double Eagle Petroleum Co. 2007 Stock Incentive Plan.

Exhibit 10.2	Form of Incentive Stock Option Agreement

Exhibit 10.3	Form of Non-Qualified Stock Option Agreement
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.
Date: May 29, 2007	By:	/s/ Stephen H. Hollis
Stephen H. Hollis, Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Double Eagle Petroleum Co. 2007 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement

10.3	Form of Non-Qualified Stock Option Agreement